EQ ADVISORS TRUST

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE PROSPECTUS DATED JUNE 30, 2010, AS REVISED AND SUPPLEMENTED OCTOBER 25, 2010

This Supplement updates certain information contained in the Prospectus dated June 30, 2010, as revised and supplemented on October 25, 2010, of EQ Advisors Trust (“Trust”) regarding the ATM Core Bond Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about changes to the investment objective, principal investment strategy, and benchmark of the Portfolio.

Information Regarding

ATM Core Bond Index Portfolio

Effective on or about February 15, 2011, the Portfolio will undergo (1) a change to its investment objective to remove the reference to investments in debt securities included in the Barclays Capital U.S. Aggregate Bond Index (“Barclays Aggregate Bond Index”) and replace it with a reference to investments in debt securities included in the Barclays Capital Intermediate U.S. Government/Credit Index; (2) a corresponding change to its principal investment strategy; and (3) a change to its benchmark index from the Barclays Aggregate Bond Index to the Barclays Capital Intermediate U.S. Government/Credit Index. As a result of these changes the Portfolio may experience higher portfolio turnover than normal and higher related transactions costs.

Effective February 15, 2011, the information in the “Investment Objective” section of the Prospectus is deleted in its entirety and replaced with the following information:

Investment Objective: Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk, by investing in a combination of long and short positions on debt securities, including U.S. government securities and other debt securities included in the Barclays Capital Intermediate Government U.S. Government/Credit Index.

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Effective February 15, 2011, information in the third, fourth and fifth paragraphs of the “Investments, Risks, and Performance – Principal Investment Strategy” section of the Prospectus is deleted in its entirety and replaced with the following information:

The Manager generally allocates approximately 50% of the Portfolio’s net assets to a portion of the Portfolio (the “Index Allocated Portion”) that seeks to track the performance (before fees and expenses) of the Barclays Capital Intermediate U.S. Government/Credit Index (the “Intermediate Government Credit Index”) with minimal tracking error. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the Manager’s projection of interest rate movements. The Intermediate Government Credit Index covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market, including U.S. Treasury and government-related, corporate, credit and agency fixed-rate debt securities.

Generally, the sub-adviser (the “Adviser”) to the Index Allocated Portion will employ a stratified sample approach to build a portfolio whose broad characteristics match those of the Intermediate Government Credit Index. Individual securities holdings may differ from those of the Intermediate Government Credit Index, and the Index Allocated Portion may not track the performance of the Intermediate Government Credit Index perfectly due to Portfolio expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the Intermediate Government Credit Index are valued. The Index Allocated Portion also may invest in exchange-traded funds (“ETFs”) that seek to track a fixed income securities index and in other instruments, such as futures and options contracts, that provide exposure to such an index instead of investing directly in fixed income securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

The other portion of the Portfolio invests in futures and options contracts and other strategies to manage the Portfolio’s exposure to the risk of losses on the Portfolio’s investments in debt securities due to changes in interest rates. In general, when interest rates rise, the value of the

Portfolio’s debt securities will decline. Conversely, when interest rates decline, the value of the Portfolio’s debt securities generally will rise. The Manager uses a proprietary model to forecast potential changes in interest rates. During periods when the Manager’s model indicates that interest rates are likely to rise, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s “duration” and, therefore, the risk of market losses from investing in bonds during a rising interest rate environment. Duration measures the sensitivity of the value of a bond or bond portfolio to changes in interest rates. Typically, a bond portfolio with a low (short) duration means that its value is less sensitive to interest rate changes, while a bond portfolio with a high (long) duration is more sensitive. It is anticipated that the Portfolio’s duration will be approximately equal to that of the Intermediate Government Credit Index during periods when the model indicates that interest rates will remain relatively stable or decrease. As of December 27, 2010, the duration of the Intermediate Government Credit Index was 3.92 years. During periods when the model indicates that interest rates are likely to rise, it is anticipated that the Portfolio will decrease its duration, including at times to less than one year. The Portfolio may reduce its duration by using a variety of strategies, including selling its long futures positions, entering into short futures positions, or increasing cash levels, or a combination of all of these strategies. It is anticipated that this portion of the Portfolio generally will invest in futures contracts on debt securities issued by the U.S. government or its agencies or instrumentalities (which may be of any maturity) in connection with implementing its investment strategy, but this portion of the Portfolio also may invest in futures contracts on other types of fixed income securities or indexes. Although these strategies are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the model indicates that interest rates are likely to increase, but instead remain stable or decrease.

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Effective on or about February 15, 2011, in the “Investments, Risks, and Performance – Principal Risks” section of the Prospectus, information regarding “Mortgage-Backed and Asset-Backed Securities Risk” is deleted.

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Effective on or about February 15, 2011, the “More Information on Strategies, Risks and Benchmarks—Benchmarks” section of the Prospectus is revised to delete in its entirety the information regarding the Barclays Capital U.S. Aggregate Bond Index and to include the following information regarding the Barclays Capital Intermediate U.S. Government/Credit Index.

Barclays Capital Intermediate U.S. Government/Credit Index is an unmanaged market value weighted index of securities composed of over 3,500 publicly issued corporate and U.S. government debt securities rated investment grade with maturities of one to ten years and at least $250 million par outstanding.

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